UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 15, 1994


                   Sears Credit Account Master Trust I
              (Exact name of registrant as specified in charter)


Illinois                        33-41484-01            Not Applicable
(State of                       (Commission            (IRS Employer
Organization)                   File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On April 15, 1994, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 21.

Item 7.   Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1994 and reflecting the performance of the Trust during the Due Period ended in March, 1994, which accompanied the distribution on April 15, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Master Trust I
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)



Date: April 15, 1994        By:  /S/ALICE M. PETERSON
                                 Alice M. Peterson
                                 President and Chief Executive Officer

                                 EXHIBIT INDEX





                                                  Page number
                                                  in sequential
Exhibit No.                                       number system


   21.     Monthly Investor Certificateholders'         5
           Statement - (April 15, 1994).

                                                                    Exhibit 21


Sears  Credit  Account  Master  Trust  I

Group  1  Monthly  Certificateholders' Statement

Distribution Date: April 15, 1994

Due Period Ending: March, 1994

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of November 18, 1992 by and among Sears Roebuck and Co., Sears Receivables Financing Group, Inc. and Continental Bank, National Association as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and and Distribution Date listed above is set forth below:

A. Payments to Group 1 Investors this Due Period (per $1,000 of Original Invested Principal)

  Group 1                       Total          Interest       Principal

  Series 1               $4.916666670      $4.916666670       $0.000000000

B. Trust Performance

   1. Principal Receivables at the end of the Due Period

      (a)   Total Master Trust

            Investor Interest                               $1,000,000,000.00
            Seller Interest                                    432,134,208.04
                                                                  -----------
            TOTAL  MASTER  TRUST                            $1,432,134,208.04

      (b)   Investor Interest by Groups

            Group  1                                        $1,000,000,000.00
                                                                  -----------
           TOTAL  INVESTOR  INTEREST  BY  GROUPS           $1,000,000,000.00

      (c)   Group 1 Investor Interest

            Series 1                                        $1,000,000,000.00
                                                                  -----------
            TOTAL  GROUP  1  INVESTOR  INTEREST             $1,000,000,000.00


2.    Invested Amounts

      (a)   Invested Amount by Groups

      Group  1                                              $1,000,000,000.00
                                                                  -----------
      TOTAL  INVESTED  AMOUNT  BY  GROUPS                   $1,000,000,000.00

      (b)   Group 1 Invested Amount

            Series 1                                        $1,000,000,000.00
                                                                  -----------
TOTAL  GROUP  1  INVESTED  AMOUNT                           $1,000,000,000.00


3.    Allocation of Receivables Collected During the Due Period

                                             Finance Charge     Principal  (a)
      Allocation of Collections by Groups       Collections     Collections

      Group  1                               $23,167,040.71     $77,514,855.59
                                                -----------        -----------
      TOTAL  ALLOCATION  BY  GROUPS          $23,167,040.71     $77,514,855.59

(b)   Group 1 Allocations by Series to Investor and Seller

      Investor Allocation
            Series 1                          $15,908,507.73     $53,228,450.50
                                                -----------        -----------
                                              $15,908,507.73     $53,228,450.50

      Seller Allocation                        $7,258,532.98     $24,286,405.09
                                                 -----------        -----------
      TOTAL GROUP 1 ALLOCATIONS               $23,167,040.71     $77,514,855.59


4.    Information Concerning the Series Principal Funding Account  ("SPFA")

                  Deposits into the SPFA
      Group 1         This Due Period      Total Deposits    Investment
                                                               Income

      Series 1                 N/A               N/A                N/A
                        -----------       -----------        -----------
      TOTAL  GROUP  1         $0.00             $0.00              $0.00

      * No Series has a Deficit Accumulation Amount.

5.    Information Concerning the Series Interest Funding Account  ("SIFA")

                        Deposits into the SIFA
      Group 1           This Due Period               Total Deposits

      Series 1                NA                            N/A
                        -----------                   -----------

      TOTAL  GROUP  1         $0.00                         $0.00


6.    Information Concerning Amount of Controlled Amortization Payments

                                    Amount Paid  Total      Payments Through
      Group 1                       This Due Period         This Due Period

      Series 1                            $0.00                   $0.00
                                    ----------------        --------------
      TOTAL  GROUP  1                     $0.00                   $0.00


7.    Pool Factors

      Group 1                       This Due Period

      Series 1                                  1.0
                                    ----------------
      TOTAL  GROUP  1                           1.0


   8. Investor Charged-Off Amount
                                                            Cumulative Investor
                                         This Due Period    Charged-Off Amount
      Group 1

      Series 1                            $3,733,587.45           $3,733,587.45
                                          -----------             -----------
      TOTAL  GROUP  1                     $3,733,587.45           $3,733,587.45


9.    Investor Losses This Due Period
                                                per $1,000 of Original
      Group 1                       Total       Invested Principal

      Series 1                      $0.00              $0.00
                              -----------        -----------
      TOTAL  GROUP  1               $0.00              $0.00


10.   Reimbursement of Investor Losses This Due Period

      - not applicable since no Series experienced an Investor Loss.


11.   Aggregate Amount of Unreimbursed Investor Losses

      - not applicable since no Series experienced an Investor Loss.


12.   Investor Monthly Servicing Fee Payable this Due Period

      Group 1

      Series 1                                        $1,666,666.67
                                                      -------------
      TOTAL  GROUP  1                                 $1,666,666.67


13.   Available Subordinated Amount at the end of the Due Period

                                                      as a percentage of
      Group 1                       Total             Invested Amount

      Series 1                $85,000,000.00               8.50%


14.   Investor Excess Spread Analysis

                                          $                       % (1)
                                          ------------        -----------
Allocated Yield (2)                       $15,908,507.73          19.09%

      Less:
      Certificate Interest (3)             $4,916,666.67           5.90%
      Servicing Fees (4)                    1,666,666.67           2.00%
      Allocated Charge-Offs (5)             3,733,587.45           4.48%
                                         --------------        -----------
      Subtotal                            $10,316,920.79          12.38%

      Excess Spread                        $5,591,586.94           6.71%

(1) Annualized percentage of the Invested Amount at the beginning of the related Due Period.

(2)   See Section B3(b) above

(3)   See Section A above

(4)   See Section B12 above

(5)   See Section B8 above

      Note: Payment rate (aggregate collections/beg. receivables Balance) for
						the related Due Period:                                         6.81%



                        Continental Bank, National Association,
                              as Trustee

                        By:         /S/C.K. Duncan
                              _____________________________
                        Title:      Vice President